UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2010

TomoTherapy Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1240 Deming Way, Madison, Wisconsin		53717
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-824-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2010, the Board of Directors (the "Board") of TomoTherapy, Incorporated (the "Company") received notice from John Greisch, a member of the Board, of his intention to resign from the Board. Mr. Greisch is resigning so that he can devote more time to his new position as President and Chief Executive Officer of Hill-Rom Holdings, Inc., which became effective on January 8, 2010. The Company accepted his resignation effective January 15, 2010. There has been no disagreement with Mr. Greisch as to the Company’s policies, operations or practices. Mr. Greisch was a member of the Board’s Compensation Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TomoTherapy Incorporated

January 13, 2010	By:	/s/ Brenda S. Furlow

Name: Brenda S. Furlow
Title: Vice President, Secretary and General Counsel